Exhibit 99.2

 Innovative, sustainable packaging Evergrow™        Westrock Q3 fy2021 resultsAugust 5, 2021

 Forward Looking Statements:This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides entitled “CEO Perspective – What’s Ahead”, “Q3 FY21 Corrugated Packaging Results”, “Pricing and Mix Management Outpacing Inflation”, “Successful Deleveraging With Strong Cash Flows”, “Q4 FY21 Guidance” and “Key Commodity Annual Consumption Volumes” that give guidance or estimates for future periods, as well as statements regarding, among other things, (i) the items addressed under “Path To Shareholder Value Creation” and “Disciplined Capital Allocation” on slide 6; (ii) that the Florence and Tres Barras strategic investments are ramping up; (iii) that Consumer published price realization is accelerating into FY22; (iv) that our net leverage ratio will be below 2.5 times by the end of FY21 and that we have a strong balance sheet that is well positioned for the future; (v) the guidance that appears on slide 15; (vi) the additional guidance that appears on slide 20; (vii) the FY21 commodity annual consumption volumes that appear on slide 21; and (viii) that the April previously published containerboard increase is expected to be fully implemented in August 2021. Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as “may,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “potential” and “forecast,” and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. WestRock cautions readers that a forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. WestRock’s businesses are subject to a number of risks that would affect any such forward-looking statements, including, among others, developments related to the COVID-19 pandemic, including the severity, magnitude and duration of the pandemic, negative global economic conditions arising from the pandemic, impacts of governments’ responses to the pandemic on our operations, impacts of the pandemic on commercial activity, our customers and consumer preferences and demand, supply chain disruptions, and disruptions in the credit or financial markets; decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supply of raw materials; our ongoing assessment of the recent ransomware incident, adverse legal, reputational and financial effects on us resulting from the incident or additional cyber incidents; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; the occurrence of a natural disaster, such as hurricanes or other unanticipated problems, such as labor difficulties, equipment failure or unscheduled maintenance and repair; risks associated with completing our strategic capital projects on the anticipated timelines and realizing our anticipated EBITDA improvements; benefits that we expect to realize from actions that we are taking and plan to take in response to COVID-19; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management’s assumptions are more particularly described in our filings with the Securities and Exchange Commission, including in Item 1A under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2020. The information contained herein speaks as of the date hereof and WestRock does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.Non-GAAP Financial Measures:We report our financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). However, management believes certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies.We may from time to time be in possession of certain information regarding WestRock that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell WestRock securities. This presentation also may not include all of the information regarding WestRock that you may need to make an investment decision regarding WestRock securities. Any investment decision should be made on the basis of the total mix of information regarding WestRock that is publicly available as of the date of the investment decision.   Forward Looking Statements; Non-GAAP Financial Measures  2

## Q3 FY21
KEY HIGHLIGHTS

# STRONG SALES AND EARNINGS GROWTH EXCEEDED EXPECTATIONS

- Financial results
  - Record revenue of $4.8 billion, up 14% year-over-year
  - Adjusted Segment EBITDA[1] of $811 million, up 15% year-over-year
  - Adjusted EPS[1] of $1.00 per share, up 32% year-over-year
  - Generated $554 million of Adjusted Free Cash Flow[1]; more than $1.1 billion fiscal year-to-date
- Packaging sales[1] increased 15% year-over-year; North American Corrugated per day box shipments increased 9% year-over-year
- Successfully implemented price increases across paper and packaging
  - Reflects increased customer demand and higher input costs
  - Price realization outpaced inflation
- Net leverage reduction ahead of expectations – 2.54x at end of Q3[1]

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

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WestRock

 4  Strategic priorities    EXECUTE DISCIPLINED CAPITAL ALLOCATION  LEVERAGE THE power of the enterprise  Lead in sustainability  Accelerate innovation  profitable growth + value creation

# CEO PERSPECTIVE | FIRST FOUR MONTHS

## TAKING DECISIVE ACTIONS

- Initiated strategy and portfolio review
- Realigned team to accelerate growth and innovation in packaging markets
- Combined corrugated and consumer mill operations to drive greater efficiencies
- Committed to set Science-Based Target to reduce greenhouse gas emissions
- Reduced debt and strengthened balance sheet
- Increased dividend 20%



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WestRock

# CEO PERSPECTIVE | WHAT'S AHEAD

## PATH TO SHAREHOLDER VALUE CREATION

- Leverage the power of the enterprise to improve margins and returns
- Accelerate innovation and lead in sustainability
  - Help customers meet demand for sustainable packaging
  - Capture plastics replacement opportunities
- Focus portfolio on higher return segments
  - Invest in our converting system to support growth in packaging
  - Invest in mill system to improve cost structure
  - Reduce exposure to low-margin export containerboard and specialty SBS

## DISCIPLINED CAPITAL ALLOCATION

- Execute a balanced approach while maintaining a strong balance sheet
- Priorities include:
  - Invest in our business
  - Consistently grow the dividend
  - Maintain investment grade profile
  - Pursue tuck-in acquisitions that clearly align to strategy and generate attractive returns
  - Opportunistic share repurchases

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WestRock

# EVERGROW™ | LEADING IN INNOVATION AND SUSTAINABILITY

## END-TO-END PACKAGING SOLUTIONS FOR THE PRODUCE MARKET

- Made from sustainably sourced wood fiber and curbside recyclable
- Uniquely leverages WestRock's platform and capabilities
  - Containerboard
  - Paperboard
  - Machinery
  - Design
- Enhances shelf presence with printable interior and exterior surfaces
- Natural fit with our corrugated produce distribution trays creating an all-in-one solution for customers

## REDUCES OR ELIMINATES PLASTIC PACKAGING


Clementines
GRANNY SMITH APPLES
Apples

EXPERIENCE IN 3D

- Open your smartphone camera and scan the QR code
- Click the link
- Point your camera at a flat surface

## AN INTEGRATED APPROACH – PACKAGING ENABLED BY MACHINERY AUTOMATION



TRAY FORMER MACHINES



RCT 16 TRAY (reinforced corners)



TRAY 8 TRAY FORMER



TRAY 8 (8-sided tray)



PFS 500



TRAY AND PUNNET FORMER

WestRock

7

# Q3 FY21 **WESTROCK** RESULTS

| $ IN MILLIONS, EXCEPT PER SHARE ITEMS | THIRD QUARTER FY21 | THIRD QUARTER FY20 |
|---|---|---|
| **Net Sales** | $4,816 | $4,236 |
| **Adjusted Segment Income**(1) | $442 | $343 |
| **Adjusted Segment EBITDA**(1) | $811 | $708 |
| **% Margin**(1) | 16.8% | 16.7% |
| **Capital Expenditures** | $202 | $244 |
| **Adjusted Free Cash Flow**(1) | $554 | $508 |
| **Adjusted Earnings Per Diluted Share**(1) | $1.00 | $0.76 |

## ADJUSTED SEGMENT EBITDA ($ IN MILLIONS)(1)


+$103
$708
45
320
(201)
(45)
(16)
$811
Q3 FY20
Volume
Price/Mix
Inflation
Non-Recurring / Pandemic Action Plan
Operations / Cost
Q3 FY21

## Q3 YEAR-OVER-YEAR HIGHLIGHTS

- Record net sales up 14% in the quarter
  - Revenue growth across all businesses
  - North American corrugated per day box shipments increased 9%
- Pricing realization exceeded cost inflation
- Higher inflation led by freight, energy, chemical and recycled fiber costs
- Pandemic Action Plan related cost reductions in prior year
- Peak maintenance outage quarter
- Strong Adjusted Free Cash Flow(1) and debt reduction

8

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

WestRock

# WESTROCK FINANCIAL RESULTS OVERVIEW

## Q3 FY21 SALES BY END MARKET[1]



DISTRIBUTION, INDUSTRIAL & OTHER
31%
FOOD & BEVERAGE
47%
PACKAGING SALES
$3.4 BILLION
71% OF TOTAL SALES
+15% YOY
11%
BEAUTY & HEALTHCARE
11%
RETAIL & E-COMMERCE



SPECIALTY SBS, EXPORT CONTAINERBOARD & OTHER
31%
PAPER SALES
$1.4 BILLION
29% OF TOTAL SALES
+10% YOY
69%
DOMESTIC CONTAINERBOARD, KRAFT PAPER, FOOD AND BEVERAGE

## KEY TAKEAWAYS

- Record Packaging sales and volumes
- Paper sales increased 10% driven by implementation of published price increases
- Reduced exposure to lower margin Specialty SBS and Export Containerboard markets

## TOTAL VOLUME BY QUARTER[2]



(MILLIONS OF TONS)
3.64
1.76
1.87
3.69
1.68
2.01
7% GROWTH
PAPER
PACKAGING
Q3 FY20
Q3 FY21

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix
2) Tons do not sum due to rounding

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WestRock

# Q3 FY21 **WESTROCK SEQUENTIAL** RESULTS

| $ IN MILLIONS, EXCEPT PER SHARE ITEMS | FY21 Q3 | FY21 Q2 |
|---|---|---|
| **Net Sales** | $4,816 | $4,438 |
| **Adjusted Segment Income**[1] | $442 | $280 |
| **Adjusted Segment EBITDA**[1] | $811 | $641 |
| **% Margin**[1] | 16.8% | 14.4% |
| **Capital Expenditures** | $202 | $132 |
| **Adjusted Free Cash Flow**[1] | $554 | $6 |
| **Adjusted Earnings Per Diluted Share**[1] | $1.00 | $0.54 |

## ADJUSTED SEGMENT EBITDA ($ IN MILLIONS)[1]



+$170
$641
73
162
(65)
$811
Q2 FY21
Volume
Price/Mix
Inflation
Q3 FY21

## Q3 SEQUENTIAL HIGHLIGHTS

- Packaging demand continued to increase across end markets
  - Total net sales increased 8.5%
- Pricing and improved mix outpaced inflation by approximately $100 million
- Sequential inflation in recycled fiber, freight, chemical and energy costs
- Peak maintenance outage quarter
- Containerboard and paperboard inventories below target levels

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

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WestRock

   11  Broad-based strength in demandPer day box shipments up 3%Lower margin export volumes declined 11%Pricing flow through outpaced inflationSequential benefit from ransomware and weather impact in Q2Peak Q3 maintenance downtime negatively impacted costsFlorence and Tres Barras strategic project benefits ramping-up  Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.    FY21    SECOND QUARTER  $ in millions, EXCEPT PER SHARE ITEMS  Q3    Q2  Net Sales  $3,167    $2,913  Adjusted Segment Income(1)  $324    $208  Adjusted Segment EBITDA(1)  $557    $438  % Margin(1)  18.1%    15.4%  North American Adjusted Segment EBITDA Margin(1)  19.3%    16.5%  Brazil Adjusted Segment EBITDA Margin(1)  23.2%    17.1%  Q3 Fy21 corrugated packaging Results  Adjusted Segment EBITDA ($ in Millions)(1)  Q3 sequential Highlights  +$119

   12  Net sales increased 9%Paperboard shipments increased 13%Packaging shipments increased 2% with strength in food, beverage and branded consumer marketsPricing flow through and mix benefit outpace inflation Reconfiguration of Evadale mill drove mix benefitStrong mill operating performancePaperboard backlogs remain strong at 6 to 7 weeks  Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.    FY21    SECOND QUARTER  $ in millions, EXCEPT PER SHARE ITEMS  Q3    Q2  Net Sales  $1,735    $1,590  Adjusted Segment Income(1)  $134    $82  Adjusted Segment EBITDA(1)  $269    $212  % Margin(1)  15.5%    13.4%  Q3 Fy21 consumer packaging Results  +$57  Adjusted Segment EBITDA ($ in Millions)(1)  Q3 sequential Highlights

# PRICING AND MIX MANAGEMENT OUTPACING INFLATION

## YEAR-OVER-YEAR PRICE/MIX AND INFLATION



($ Millions)
$400
$300
$200
$100
$0
Price/Mix
Inflation
$12
$77
$88
$113
$320
$201
Q1 FY21
Q2 FY21
Q3 FY21

## SEQUENTIAL PRICE/MIX AND INFLATION



($ Millions)
$200
$150
$100
$50
$0
-$50
Price/Mix
Inflation
-$11
$51
$93
$74
$162
$65
Q1 FY21
Q2 FY21
Q3 FY21

## HIGHLIGHTS

- Published price increases since Q4 FY20:
  - ✓ +$110/ton North America Containerboard
  - ✓ +$150/ton CNK
  - ✓ +$130/ton SBS folding carton grades
  - ✓ +$100/ton SBS plate and cup stock grades
  - ✓ +$150/ton CRB
- April previously published containerboard increase expected to be fully implemented in August
- Flow through of published price increases in kraft paper; higher export containerboard prices
- Consumer published price realization accelerating into FY22
- Key inflation drivers included recycled fiber, freight, energy and chemicals

WestRock

13

     Reduced Adjusted Net Debt by $2.6 billion since the peak following the KapStone acquisition(2) Approaching Target Net Leverage Ratio of 2.25x to 2.50xStrong balance sheet well positioned for the future  Strong Cash Generation with Meaningful Debt Reduction   (2)  (2)    14  Net Leverage ratio as reported prior to lease standard adoption as codified in ASC 842Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.  Successful Deleveraging with Strong Cash Flows     (1)   (1)

# Q4 FY21 GUIDANCE

**$870 - $920 MILLION**

**Q4 FY21 ADJUSTED SEGMENT EBITDA[1]**

**$1.15-$1.29 PER SHARE**

**Q4 FY21 ADJUSTED EPS[1]**

## Q4 FY21 SEQUENTIAL GUIDANCE DETAILS

- Flow through of previously published price increases across containerboard, kraft paper, SBS, CNK, CRB and URB
- Volume increase with one additional shipping day
- Sequential inflation with higher fiber and energy costs
- Lower maintenance downtime

15

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Forward-looking Guidance in the Appendix.

WestRock

   16

 Appendix  17

       Adjusted Segment EBITDA(1) ($ in millions)    Q3 year over year BRIDGES  18  WESTROCK  CORRUGATED  CONSUMER  Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.  +$75  +$26  +$103

# WESTROCK SERVES **DIVERSE END MARKET SEGMENTS**

## N.A. CORRUGATED PACKAGING


Bakery & Other 3%
Beverage 3%
Dairy 5%
Pizza 6%
Protein 8%
Agriculture/ Produce 10%
Industrial 13%
Distribution & Paper 15%
Processed Foods 18%
Retail & E-commerce 19%
WestRock Shipments by End Market Segment(1)

1) Represents WestRock trailing twelve-month Q3 FY21 sales of North American corrugated boxes, excluding sheets

## CONSUMER PACKAGING SEGMENT


Other 13%
Healthcare 3%
Beauty & Personal Care 4%
Liquid Packaging 5%
Tobacco 5%
Commercial Print 6%
Foodservice 9%
Beverage 18%
Retail Food 37%
WestRock Shipments by End Market Segment(2)

2) Represents WestRock trailing twelve-month Q3 FY21 sales of converted shipments and paperboard shipped to end markets.

19

 20  Additional guidance  FY21 Guidance  Q4 FY21  Full Year  Depreciation & Amortization  Approx. $365 million  Approx. $1.46 billion  Net Interest Expense and Interest Income  Approx. $95 million  Approx. $375 million  Effective Adjusted Book Tax Rate(1)  Approx. 24.5%  Approx. 24%  Adjusted Cash Tax Rate(1)    Approx. 24%  Share Count  Approx. 270 million  Approx. 268 million  Mill Maintenance Schedule (tons in thousands)    Q1  Q2  Q3  Q4  Full Year  FY21 Maintenance  79  55  104  11  249  FY20 Maintenance  110  87  21  88  306  North American Corrugated Packaging    Q1  Q2  Q3  Q4  Full Year  FY21 Maintenance  26  10  15  0  51  FY20 Maintenance  36  18  0  14  68  Consumer Packaging  Note: North American Corrugated Packaging FY21 maintenance downtime excludes 48,000 tons of mill downtime in Brazil during Q1 FY21 from the Tres Barras mill upgrade   FY21 GUIDANCE

# KEY COMMODITY ANNUAL CONSUMPTION VOLUMES

## KEY COMMODITY ANNUAL CONSUMPTION VOLUMES

### APPROX. FY21 ANNUAL CONSUMPTION VOLUMES

| Commodity Category | Volume |
|---|---|
| Recycled Fiber (tons millions) | 5.8 |
| Wood (tons millions) | 41 |
| Natural Gas (MMBTU) | 92 |
| Electricity (kwh billions) | 6.1 |
| Polyethylene (lbs millions) | 32 |
| Caustic Soda (tons thousands) | 238 |
| Starch (lbs millions) | 577 |

### SENSITIVITY ANALYSIS

| Category | Increase in Spot Price | Approx. Annual EPS Impact |
|---|---|---|
| Recycled Fiber (tons millions) | +$10.00 / ton | ($0.16) |
| Natural Gas (MMBTU) | +$0.25 / MMBTU | ($0.07) |
| FX Translation Impact | +10% USD Appreciation | ($0.06) |

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WestRock

22  Shipment Data  Combined North America, Brazil and India shipments.

 Adjusted Earnings Per Diluted ShareWe use the non-GAAP financial measure “adjusted earnings per diluted share,” also referred to as “adjusted earnings per share” or “Adjusted EPS”, because we believe this measure provides our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance since it excludes restructuring and other costs, net, and other specific items that we believe are not indicative of our ongoing operating results. Our management and board of directors use this information to evaluate our performance relative to other periods. We believe the most directly comparable GAAP measure is Earnings per diluted share.Adjusted Operating Cash Flow and Adjusted Free Cash FlowWe use the non-GAAP financial measures “adjusted operating cash flow” and “adjusted free cash flow” because we believe these measures provide our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance relative to other periods because they exclude restructuring and other costs, net of tax, that we believe are not indicative of our ongoing operating results. While these measures are similar to adjusted free cash flow, we believe they provide greater comparability across periods when capital expenditures are changing since they exclude an adjustment for capital expenditures. We believe adjusted free cash flow is also a useful measure as it reflects our cash flow inclusive of capital expenditures. We believe the most directly comparable GAAP measure is net cash provided by operating activities. Adjusted Segment Income, Adjusted Segment EBITDA and Adjusted Segment EBITDA MarginsWe use the non-GAAP financial measures “adjusted segment income”, “adjusted segment EBITDA” and “adjusted segment EBITDA margins”, along with other factors, to evaluate our segment performance against our peers. We believe that investors use these measures to evaluate our performance relative to our peers. We calculate adjusted segment income for each segment by adding segment income to certain adjustments and calculate “adjusted segment EBITDA” by further adding depreciation, depletion and amortization. We calculate adjusted segment EBITDA margin for each segment by dividing that segment’s adjusted segment EBITDA by its adjusted segment sales. Leverage Ratio, Net Leverage Ratio, Total Funded Debt and Adjusted Total Funded DebtWe use the non-GAAP financial measures “leverage ratio” and “net leverage ratio” as measurements of our operating performance and to compare to our publicly disclosed target leverage ratio. We believe investors use each measure to evaluate our available borrowing capacity – in the case of “net leverage ratio”, adjusted for cash and cash equivalents. We define leverage ratio as our Total Funded Debt divided by our Credit Agreement EBITDA, each of which term is defined in our credit agreement, dated July 1, 2015. Borrowing capacity under our credit agreement depends on, in addition to other measures, the Credit Agreement Debt/EBITDA ratio or the leverage ratio. As of June 30, 2021, our leverage ratio was 2.72 times. While the leverage ratio under our credit agreement determines the credit spread on our debt, we are not subject to a leverage ratio cap. Our credit agreement is subject to a Debt to Capitalization and Consolidated Interest Coverage Ratio, as defined therein. We define “Adjusted Total Funded Debt” as our Total Funded Debt less cash and cash equivalents. Net Leverage Ratio is the product of Adjusted Total Funded Debt divided by our Credit Agreement EBITDA. As of June 30, 2021, our net leverage ratio was 2.54 times. Adjusted Net DebtWe use the non-GAAP financial measure “adjusted net debt” to measure our level of debt across periods. We define adjusted net debt as total debt as reduced by items such as cash and cash equivalents, the fair value of debt step-up, and adjusted for the impact of the October 1, 2019 lease standard adoption, to reflect comparability across periods. Forward-looking GuidanceWe are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, merger and acquisition-related expenses, restructuring expenses, asset impairments, litigation settlements, changes to contingent consideration and certain other gains or losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.  Non-GAAP Financial Measures  23

 24  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income before income taxes", "Income tax expense“, "Consolidated net income“ and “Earnings per diluted share”, respectively, as reported on the statements of income.The variance between the Pre-Tax column and the sum of the Adjustments to Segment EBITDA is depreciation and amortization.  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 25  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment income includes pension and other postretirement income (expense).See the Adjusted Net Income table on slide 24 for adjustments.Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales.

 26  Corrugated Packaging Adjusted Segment EBITDA  The “Other” column includes our Victory Packaging and India corrugated operations.Segment income includes pension and other postretirement income (expense).See the Adjusted Net income table on slide 24 for adjustments.Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.

 27  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income before income taxes", "Income tax expense“, "Consolidated net income“ and “Earnings per diluted share”, respectively, as reported on the statements of income.The variance between the Pre-Tax column and the sum of the Adjustments to Segment EBITDA is depreciation and amortization.  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 28  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment income includes pension and other postretirement income (expense).See the Adjusted Net Income table on slide 27 for adjustments.Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales.

 29  Corrugated Packaging Adjusted Segment EBITDA  The “Other” column includes our Victory Packaging and India corrugated operations.Segment income includes pension and other postretirement income (expense).See the Adjusted Net income table on slide 27 for adjustments.Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.

 30  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income before income taxes", "Income tax expense“, "Consolidated net income“ and “Earnings per diluted share”, respectively, as reported on the statements of income.The variance between the Pre-Tax column and the sum of the Adjustments to Segment EBITDA is depreciation and amortization.The variance between the Pre-Tax column and the sum of the Adjustments to Segment EBITDA is primarily interest income.

 31  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment income includes pension and other postretirement income (expense).See the Adjusted Net Income table on slide 30 for adjustments.Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales.

 32  Corrugated Packaging Adjusted Segment EBITDA  The “Other” column includes our Victory Packaging and India corrugated operations.Segment income includes pension and other postretirement income (expense).See the Adjusted Net income table on slide 30 for adjustments.Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.

 33  Reconciliation of Net Income to Adjusted Segment EBITDA  Schedule adds back expense or subtracts income for certain financial statement and segment footnote items to compute segment income, Segment EBITDA and Adjusted Segment EBITDA.Segment income includes pension and other postretirement income (expense).See the Adjusted Net Income tables on slides 30, 27 and 24 for adjustments.

 34  Adjusted operating cash flow and free cash flow reconciliation

 35  Reconciliation of Packaging Solutions & external paper Sales to Consolidated Net Sales

 36  TTM Credit Agreement EBITDA  Total Debt, Funded Debt and Leverage Ratio  Additional Permitted Charges includes among other items, $1,333 million of non-cash goodwill impairment charges in TTM Sep. 2020 and TTM Jun. 2021, permitted acquisition EBITDA primarily in TTM Sep. 2019, restructuring and other costs, and other items in all periods.  TTM Credit Agreement EBITDA

 37  Adjusted Net Debt  Adjusts for the October 1, 2019 lease standard adoption as codified in ASC 842 that caused us to recharacterize a short-term and long-term liability for two chip mills to a finance lease obligation.

 38